Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Ronald M. Brill
                                           Print Name: Ronald M. Brill
                                           Title:      Director

                                                                     Exhibit 24
                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Carolyn H. Byrd
                                           Print Name: Carolyn H. Byrd
                                           Title:      Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                           Signature:  /s/Michael T. Chalifoux
                                           Print Name: Michael T. Chalifoux
                                           Title:      Executive Vice President
                                                       Chief Financial Officer

                                                                     Exhibit 24


                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Richard N. Cooper
                                           Print Name: Richard N. Cooper
                                           Title:      Director

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Barbara S. Feigin
                                           Print Name: Barbara S. Feigin
                                           Title:      Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/James F. Hardymon
                                           Print Name: James F. Hardymon
                                           Title:      Director

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature:  /s/Robert S. Jepson Jr.
                                           Print Name: Robert S. Jepson Jr.
                                           Title:      Director

                                                                    Exhibit 24


                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                           Signature: /s/W. Alan McCollough
                                           Print Name: W. Alan McCollough
                                           Title:      President and
                                                       Chief Executive Officer

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Paula G. Rosput
                                           Print Name: Paula G. Rosput
                                           Title:      Director

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Mikael Salovaara
                                           Print Name: Mikael Salovaara
                                           Title:      Director

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2003 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                           Signature: /s/Carolyn Y. Woo
                                           Print Name: Carolyn Y. Woo
                                           Title:      Director